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LEGG MASON TAX-FREE INCOME FUND

PRIMARY CLASS PROSPECTUS

AUGUST 1, 2004


[LEGG MASON FUNDS LOGO]

PERSONALIZED GUIDANCE.
INTELLIGENT CHOICES.(SM)

[GRAPHIC]

LEGG MASON MARYLAND TAX-FREE INCOME TRUST

LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST

LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST


THE PRIMARY SHARES OFFERED BY THIS PROSPECTUS ARE SUBJECT TO VARIOUS FEES AND EXPENSES, INCLUDING DISTRIBUTION AND SERVICE (12b-1) FEES. SEE "FEES AND EXPENSES OF THE FUNDS" ON PAGE 14 AND "DISTRIBUTION PLAN" ON PAGE 16.


AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.
NOT EVERY FUND LISTED IN THIS PROSPECTUS IS AVAILABLE FOR PURCHASE IN EVERY STATE. PLEASE CONSULT YOUR LEGG MASON FINANCIAL ADVISOR CONCERNING THE AVAILABILITY OF A PARTICULAR FUND.

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                      TABLE OF CONTENTS

ABOUT THE FUNDS:

 1    Investment objectives and policies

 6    Principal risks

 9    Performance

14    Fees and expenses of the funds

16    Distribution Plan

17    Management


ABOUT YOUR INVESTMENT:

19    How to invest

21    How to sell your shares

23    Account policies

25    Services for investors

26    Distributions and taxes

28    Financial highlights

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[GRAPHIC]

INVESTMENT OBJECTIVES AND POLICIES

Legg Mason Tax-Free Income Fund ("Tax-Free Income Fund") offers three series:
Legg Mason Maryland Tax-Free Income Trust ("Maryland Tax-Free"), Legg Mason Pennsylvania Tax-Free Income Trust ("Pennsylvania Tax-Free") and Legg Mason Tax-Free Intermediate-Term Income Trust ("Tax-Free Intermediate").

LEGG MASON MARYLAND TAX-FREE INCOME TRUST

INVESTMENT OBJECTIVE: a high level of current income exempt from federal and Maryland state and local income taxes, consistent with prudent investment risk and preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in debt instruments issued by or on behalf of the State of Maryland, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal and Maryland state and local income taxes. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's, a division of the McGraw-Hill Companies, Inc. ("S&P") or Fitch Ratings ("Fitch") or, if unrated, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations the interest on which is not subject to Maryland state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

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The fund may invest in securities of any maturity. Under normal circumstances, when selecting securities for the fund, the adviser seeks to maintain the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Maryland state and local income taxes. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON PENNSYLVANIA TAX-FREE INCOME TRUST

INVESTMENT OBJECTIVE: a high level of current income exempt from federal income tax and Pennsylvania personal income tax consistent with prudent investment risk and preservation of capital.

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PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in debt instruments issued by or on behalf of the Commonwealth of Pennsylvania, its political subdivisions, municipalities, agencies, instrumentalities or public authorities, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax and Pennsylvania personal income tax. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's, S&P or Fitch, or, if unrated, deemed by the adviser to be of comparable quality. Pennsylvania Tax-Free's shares are exempt from Pennsylvania county personal property tax to the extent that it invests in Pennsylvania municipal obligations. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will invest at least 80% of its net assets in municipal obligations the interest on which is not subject to Pennsylvania state and local taxes, exclusive of any such obligations the interest on which is a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

The fund may invest in securities of any maturity. Under normal circumstances, when selecting securities for the fund, the adviser seeks to maintain the fund's dollar-weighted average maturity between 12 and 24 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their

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financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item and/or is subject to Pennsylvania personal income tax. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

LEGG MASON TAX-FREE INTERMEDIATE-TERM INCOME TRUST

INVESTMENT OBJECTIVE: a high level of current income exempt from federal income tax, consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES:

The fund invests primarily in debt instruments issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective authorities, agencies, instrumentalities and political subdivisions, the interest on which, in the opinion of counsel to the issuers of those instruments, is exempt from federal income tax. Securities considered for investment must be investment grade. Investment grade securities are those rated within the four highest grades by Moody's, S&P or Fitch, or, if unrated, deemed by the adviser to be of comparable quality. The fund may invest 25% or more of its total assets in a particular segment of the municipal securities market, such as hospital revenue bonds, housing agency bonds, private activity bonds or airport bonds, or in securities the interest on which is paid from revenues of a similar type of project.

Under normal circumstances, the fund will maintain at least 80% of its net assets in municipal obligations the interest on which is not a tax preference item for purposes of the federal alternative minimum tax. This is a fundamental policy of the fund, which may be changed only by a vote of fund shareholders.

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The fund may invest in securities of any maturity. Under normal circumstances, when selecting securities for the fund, the adviser seeks to maintain the fund's dollar-weighted average maturity between 2 and 10 years. The adviser establishes a duration target for the fund based on the adviser's investment outlook. This outlook is determined by the adviser's analysis of the economy, fiscal and monetary policy and international events. Factors directly impacting the municipal market, such as supply, demand and legislative developments, are also incorporated into the adviser's outlook.

Duration is a measure of a bond or fixed-income portfolio's sensitivity to changes in interest rates. During periods of falling interest rates a portfolio with a shorter duration will generally not generate as high a level of total return as a portfolio with a longer duration. Conversely, when interest rates rise, a portfolio with a shorter duration will generally outperform longer duration portfolios.

The adviser analyzes each industry and issuer to determine its credit fundamentals and outlook. Issuers are scrutinized not only for their ability to make timely interest and principal payments, but for the stability of their financial position and ratings. The tax consequences of trading activity are always considered, and only those trades that the adviser believes add value to shareholders on an after-tax basis are ordinarily executed.

Securities may be sold because their credit fundamentals have changed or in order to buy a security that the adviser believes will produce greater risk-adjusted returns.

For temporary defensive purposes, when, in the adviser's opinion, no suitable municipal securities are available, for liquidity purposes or pending the investment of the proceeds of the sale of shares, the fund may invest in taxable short-term investments. The fund may also temporarily invest more than 20% of its net assets in municipal obligations the interest on which is exempt from federal income tax but is a tax preference item. If the fund invests substantially in such instruments, it may not be pursuing its principal investment strategies and may not achieve its investment objective.

                                    * * * * *

Each fund's investment objective is non-fundamental and may be changed by the fund's Board of Trustees without shareholder approval.

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[GRAPHIC]

PRINCIPAL RISKS

IN GENERAL:

There is no assurance that a fund will meet its investment objective; investors could lose money by investing in a fund. As with all mutual funds, an investment in any of these funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Unless otherwise stated, the following risks apply to each of the funds:

INTEREST RATE RISK:

Debt securities are subject to interest rate risk, which is the possibility that the rates of interest income generated by a fund's fixed-income investments may decline due to a decrease in market interest rates and the market prices of a fund's fixed-income investments may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the effect on its value when rates increase.

Certain securities pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions generally reduce the effect of market interest rates on the value of the security, but mean that declines in market interest rates are reflected more quickly in a fund's holdings than they would be if a fund held fixed rate securities. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

RISK OF CHANGES IN ECONOMIC CONDITIONS OR GOVERNMENTAL POLICIES:

Changes in economic conditions in, or governmental policies of, the State of Maryland or the Commonwealth of Pennsylvania could have a significant impact on the performance of Maryland Tax-Free and Pennsylvania Tax-Free, respectively.

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SECTOR FOCUS AND ISSUER NON-DIVERSIFICATION:

A fund focusing a significant portion of its investments in a single sector of the municipal securities market will be more susceptible to factors adversely affecting that sector than would a fund not following this practice.

Each fund is a non-diversified fund. The percentage of each fund's assets invested in any single issuer is not limited by the Investment Company Act of 1940. When a fund's assets are invested in the securities of a limited number of issuers or it holds a large portion of its assets in a few issuers, the value of its shares will be more susceptible to any single economic, political or regulatory event affecting those issuers or their securities than shares of a diversified fund.

The funds may invest in securities issued by hospitals and other healthcare providers. The hospital industry throughout the nation has been subjected to pressure to reduce expenses and to limit lengths of stay. That pressure may adversely affect the financial health of some hospitals.

CREDIT RISK:

Debt securities are subject to credit risk, I.E., the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which a fund invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality.

Each fund may invest a significant portion of assets in securities that are not general obligations of a state. These may be issued by local governments or public authorities and are rated according to their particular creditworthiness, which may vary significantly from the state's general obligations.

Each fund may invest in bonds that are issued by or on behalf of public authorities to finance privately operated facilities. Payment of principal and interest on these bonds depends on the stream of revenue from the facility or the credit standing of the private operator; they are not supported by the taxing power of the public authority that issued them. The credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facilities. Accordingly, there is a risk of default by the issuer.

CALL RISK:

Many fixed-income securities, especially those issued at high interest rates and with longer maturities, provide that the issuer may repay them early.

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Issuers often exercise this right when prevailing interest rates are lower than the interest rate of the security. Accordingly, holders of callable securities may not benefit fully from the increase in value that other fixed-income securities experience when rates decline. Furthermore, the funds most likely would have to reinvest the proceeds of the payoff at current yields, which would be lower than those paid by the security that was paid off.

OTHER PRINCIPAL RISKS:

Periodic efforts to restructure the federal budget and the relationship between the federal government and state and local governments may impact the financing of some issuers of municipal securities. Some states and localities at times experience substantial deficits and may find it difficult for political or economic reasons to increase taxes. Some local jurisdictions have invested heavily in derivative instruments and may now hold portfolios of uncertain valuation. Congress periodically considers restructuring the federal income tax system. These developments could reduce the value of all municipal securities or the securities of particular issuers or reduce the attractiveness of investing in municipal instruments as compared to taxable instruments. Moreover, each of these factors may affect the ability of an issuer of municipal securities to meet its obligations.

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[GRAPHIC]

PERFORMANCE

The information below provides an indication of the risks of investing in a fund by showing changes in its performance from year to year and by showing how a fund's average annual returns for various periods compare with those of a broad measure of market performance. Annual returns assume reinvestment of dividends and other distributions, if any. Historical performance of a fund, whether before or after taxes, does not necessarily indicate what will happen in the future. A fund's yield is its net income over a recent 30-day period, expressed as an annualized rate of return. For a fund's current yield, call Funds Investor Services, toll-free 1-800-822-5544.

[CHART]

                    MARYLAND TAX-FREE -- PRIMARY CLASS SHARES
  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*

1994     (3.12)
1995     14.81
1996      3.58
1997      7.69
1998      5.59
1999     (3.36)
2000     11.46
2001      4.31
2002      8.34
2003      5.01

* The fund's year-to-date total return as of June 30, 2004 was (0.40)%.

                       DURING THE PAST TEN CALENDAR YEARS:

                         QUARTER ENDED           TOTAL RETURN
                         -------------           ------------
BEST QUARTER:            MARCH 31, 1995              5.73%

WORST QUARTER:           MARCH 31, 1994             (3.92)%

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003:

MARYLAND TAX-FREE (a)                                             1 YEAR    5 YEARS  10 YEARS
---------------------                                             ------    -------  --------
RETURN BEFORE TAXES                                                5.01%     5.03%     5.29%
RETURN AFTER TAXES ON DISTRIBUTIONS                                5.01%     5.01%     5.23%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.75%     4.95%     5.20%

LEHMAN BROTHERS MUNICIPAL BOND INDEX (REFLECTS NO DEDUCTION
  FOR FEES, EXPENSES OR TAXES) (b)                                 5.31%     5.83%     6.03%

(a) Prior to November 3, 1997, shares of the fund were subject to a maximum initial sales charge of 2.75%. The returns shown above do not reflect the imposition of an initial sales charge.

(b) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market.

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[CHART]

                  PENNSYLVANIA TAX-FREE -- PRIMARY CLASS SHARES
  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*

1994     (3.82)
1995     15.25
1996      3.29
1997      8.09
1998      5.76
1999     (3.29)
2000     12.03
2001      3.61
2002      8.72
2003      4.94

* The fund's year-to-date total return as of June 30, 2004 was (1.30)%.

                       DURING THE PAST TEN CALENDAR YEARS:

                         QUARTER ENDED           TOTAL RETURN
                         -------------           ------------
BEST QUARTER:            MARCH 31, 1995              6.26%

WORST QUARTER:           MARCH 31, 1994             (4.51)%

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003:

PENNSYLVANIA TAX-FREE (a)                                         1 YEAR    5 YEARS  10 YEARS
-------------------------                                         ------    -------  --------
RETURN BEFORE TAXES                                                4.94%     5.07%     5.30%
RETURN AFTER TAXES ON DISTRIBUTIONS                                4.84%     5.04%     5.23%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        4.56%     4.97%     5.19%

LEHMAN BROTHERS MUNICIPAL BOND INDEX (REFLECTS NO
  DEDUCTION FOR FEES, EXPENSES OR TAXES) (b)                       5.31%     5.83%     6.03%

(a) Prior to November 3, 1997, shares of the fund were subject to a maximum initial sales charge of 2.75%. The returns shown above do not reflect the imposition of an initial sales charge.

(b) The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market.

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[CHART]

                  TAX-FREE INTERMEDIATE -- PRIMARY CLASS SHARES
  YEAR-BY-YEAR TOTAL RETURN AS OF DECEMBER 31 OF EACH YEAR (BEFORE TAXES) (%)*

1994     (1.96)
1995     11.95
1996      3.49
1997      6.09
1998      5.26
1999     (0.74)
2000      8.31
2001      4.30
2002      7.85
2003      3.66

* The fund's year-to-date total return as of June 30, 2004 was (1.00)%.

                       DURING THE PAST TEN CALENDAR YEARS:

                         QUARTER ENDED           TOTAL RETURN
                         -------------           ------------
BEST QUARTER:            MARCH 31, 1995              4.71%

WORST QUARTER:           MARCH 31, 1994             (2.83)%

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR PERIODS ENDED DECEMBER 31, 2003:

TAX-FREE INTERMEDIATE (a)                                         1 YEAR    5 YEARS  10 YEARS
-------------------------                                         ------    -------  --------
RETURN BEFORE TAXES                                                3.66%     4.62%     4.75%
RETURN AFTER TAXES ON DISTRIBUTIONS                                3.66%     4.62%     4.74%
RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES        3.48%     4.53%     4.68%

LEHMAN BROTHERS SEVEN-YEAR MUNICIPAL BOND INDEX (REFLECTS
  NO DEDUCTION FOR FEES, EXPENSES OR TAXES) (b)                    5.45%     5.92%     5.85%

(a) Prior to August 1, 1995, shares of the fund were subject to a maximum initial sales charge of 2.00%. The returns shown above do not reflect the imposition of an initial sales charge.

(b) The Lehman Brothers Seven-Year Municipal Bond Index is a total return performance benchmark for investment grade tax-exempt bonds with maturities ranging from six to eight years.

                                    * * * * *

After-tax returns shown in the preceding tables are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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[GRAPHIC]

FEES AND EXPENSES OF THE FUNDS

The table below describes the fees and expenses you may incur directly or indirectly as an investor in a fund. Each fund pays operating expenses directly out of its assets, thereby lowering that fund's share price and dividends. Other expenses include, but are not limited to, transfer agency, custody, professional and registration fees.

                         ANNUAL FUND OPERATING EXPENSES
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                          MARYLAND  PENNSYLVANIA   TAX-FREE
                                          TAX-FREE    TAX-FREE    INTERMEDIATE
------------------------------------------------------------------------------
MANAGEMENT FEES (a)                         0.55%       0.55%          0.55%
DISTRIBUTION AND SERVICE (12b-1) FEES       0.25%       0.25%          0.25%
OTHER EXPENSES                              0.15%       0.21%          0.25%
TOTAL ANNUAL FUND OPERATING EXPENSES (a)    0.95%       1.01%          1.05%

(a) The manager currently intends to voluntarily waive fees or reimburse expenses so that Primary Class operating expenses (exclusive of taxes, interest, brokerage, and extraordinary expenses) do not exceed an annual rate of 0.70% of average daily net assets attributable to Primary Class shares of each fund. These waivers are currently expected to continue until August 1, 2005, but may be terminated at any time. Including the effect of waivers, management fees and total annual fund operating expenses for the fiscal year ended March 31, 2004 were: 0.30% and 0.70%, for Maryland Tax-Free; 0.24% and 0.70%, for Pennsylvania Tax-Free; and 0.20% and 0.70%, for Tax-Free Intermediate.

EXAMPLE:

This example helps you compare the cost of investing in a fund with the cost of investing in other mutual funds. Although your actual costs and returns may be higher or lower, you would pay the following expenses on a $10,000 investment in a fund, assuming (1) a 5% return each year, (2) the fund's operating expenses remain the same as shown in the table above (not including the effect of any voluntary waivers), and (3) you redeem all of your shares at the end of the time periods shown.

                               1 YEAR    3 YEARS  5 YEARS  10 YEARS
-------------------------------------------------------------------
MARYLAND TAX-FREE              $  97      $ 303    $ 526    $ 1,166
PENNSYLVANIA TAX-FREE          $ 103      $ 322    $ 558    $ 1,236
TAX-FREE INTERMEDIATE          $ 107      $ 334    $ 579    $ 1,283

[GRAPHIC]

DISTRIBUTION PLAN

Legg Mason Wood Walker, Incorporated ("Legg Mason"), 100 Light Street, Baltimore, Maryland 21202, distributes each fund's shares.

Each fund has adopted a plan under Rule 12b-1 that allows it to pay fees for the sale of its Primary Class shares and for services provided to Primary Class shareholders. The fees are calculated daily and paid monthly.

Under each plan, a fund may pay Legg Mason a fee equal to an annual rate of 0.25% of that fund's average daily net assets attributable to Primary Class shares.

Because these fees are paid out of each fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Legg Mason may enter into agreements with other brokers to sell Primary Class shares of each fund. Legg Mason pays these brokers up to 90% of the distribution and service fee that it receives from a fund for those sales. Legg Mason may also enter into agreements with and make payments to brokers or other entities that support the distribution of fund shares or are engaged in the servicing or maintenance of shareholder accounts including, but not limited, to providing sub-accounting and recordkeeping services.

[GRAPHIC]

MANAGEMENT

MANAGER AND ADVISER:

Legg Mason Fund Adviser, Inc. ("LMFA"), 100 Light Street, Baltimore, Maryland 21202, is the funds' manager. As manager, LMFA is responsible for the non-investment affairs of the funds, providing office space and administrative staff for the funds and directing all matters related to the operation of the funds. LMFA has been registered as an investment adviser since 1982.

LMFA has entered into a sub-advisory agreement with Legg Mason Trust, fsb ("LM Trust"), 100 Light Street, Baltimore, Maryland 21202, to provide investment advisory services to the funds. As investment adviser, LM Trust is responsible for the investment management of the funds, including the responsibility for making investment decisions and placing orders to buy, sell or hold particular securities. LM Trust acts as investment adviser to investment companies and private accounts with aggregate assets of approximately $6.6 billion as of March 31, 2004. LMFA, not the funds, pays LM Trust for providing advisory services to the funds.

For its services during the fiscal year ended March 31, 2004, each fund paid LMFA a percentage of its average daily net assets (net of any fee waivers) as follows:

   MARYLAND TAX-FREE       0.30%
   PENNSYLVANIA TAX-FREE   0.24%
   TAX-FREE INTERMEDIATE   0.20%

For its services during the fiscal year ended March 31, 2004, LMFA paid LM Trust a fee equal to the following percentage of each fund's average daily net assets (net of any waivers):

   MARYLAND TAX-FREE       0.27%
   PENNSYLVANIA TAX-FREE   0.22%
   TAX-FREE INTERMEDIATE   0.18%

PORTFOLIO MANAGEMENT:

Jane Trust, CFA, has been the Portfolio Manager of the funds since 1998. Prior to joining Legg Mason in 1987, Ms. Trust was a management consultant. Scott Pierce, CFA, has been co-Portfolio Manager of the funds since 2001. Prior to joining Legg Mason in 1994, Mr. Pierce worked at T. Rowe Price Associates, Inc.

Legg Mason, LMFA and LM Trust are wholly owned subsidiaries of Legg Mason, Inc., a financial services holding company.

[GRAPHIC]

HOW TO INVEST

To open an account, contact a Legg Mason Financial Advisor, Legg Mason Funds Investor Services ("FIS"), or another entity that has entered into an agreement with the funds' distributor to sell shares of a fund. The minimum initial investment is $1,000 and the minimum for each purchase of additional shares is $100.

Certain investment methods may be subject to lower minimum initial and/or additional investment amounts. In certain limited circumstances, the minimum initial and additional purchase amounts may be waived. Arrangements may also be made with some employers and financial institutions for regular automatic monthly investments of $50 or more in shares of a fund. Contact your financial adviser or FIS with any questions regarding your investment options.

    ONCE YOUR ACCOUNT IS OPEN, YOU MAY USE THE FOLLOWING METHODS TO PURCHASE
                         ADDITIONAL SHARES OF THE FUNDS:

IN PERSON          Give your financial adviser a check for $100 or more payable to Legg Mason Wood Walker, Incorporated.

MAIL               Mail your check, payable to Legg Mason Wood Walker,
                   Incorporated, for $100 or more to your financial adviser or to Legg Mason Funds Investor Services at P.O. Box 17023,
                   Baltimore, MD 21297-0356.

TELEPHONE          Call your financial adviser or FIS at 1-800-822-5544 to
OR WIRE            transfer available cash balances in your brokerage account or to transfer money from your bank directly. Wire transfers may be subject to a service charge by your bank.

INTERNET OR        FIS clients may purchase shares of a fund through Legg
TELEFUND           Mason's Internet site at www.leggmasonfunds.com or through
                   TeleFund, the automated telephone account management service, at 1-877-6-LMFUNDS (1-877-656-3863).

AUTOMATIC          Arrangements may be made with some employers and financial
INVESTMENTS        institutions for regular automatic monthly investments of $50 or more in shares of a fund. You may also reinvest dividends from certain unit investment trusts or other Legg Mason funds in shares of a fund.

FUTURE FIRST(R)    Contact a Legg Mason Financial Advisor or FIS to enroll in
SYSTEMATIC         Legg Mason's Future First(R) Systematic Investment Plan. This
INVESTMENT         plan allows you to automatically invest a specific dollar
PLAN               amount at regular intervals (minimum of $50 per month per
                   fund). The transfer agent will transfer money directly from your checking or savings account, your Legg Mason brokerage account, or another Legg Mason fund to purchase shares of the desired fund.

Investments made through entities other than Legg Mason may be subject to transaction fees or other purchase conditions established by those entities. You should consult their program literature for further information.

Purchase orders received by your Legg Mason Financial Advisor, FIS or other authorized entity before the close of regular trading on the New York Stock Exchange ("Exchange"), normally 4:00 p.m., Eastern time, will be processed at the fund's net asset value as of the close of the Exchange on that day. Orders received after the close of the Exchange will be processed at the fund's net asset value as of the close of the Exchange on the next day the Exchange is open. Payment must be made within three business days to Legg Mason.

If you pay with a check or ACH transfer that does not clear or if your payment is not received in a timely manner, your purchase may be cancelled and you may be liable for any losses to a fund. The funds and their agents have the right to reject or cancel any purchase due to nonpayment.

You will begin to earn dividends on shares of the funds as of the settlement date, which is normally the third business day after your order is placed with your financial adviser.

[GRAPHIC]

HOW TO SELL YOUR SHARES

     YOU MAY USE ANY OF THE FOLLOWING METHODS TO SELL SHARES OF THE FUNDS:

TELEPHONE             Call your Legg Mason Financial Advisor or FIS at
                      1-800-822-5544 or other entity through which you hold
                      shares to request a redemption. Please have the following
                      information ready when you call: the name of the fund,
                      dollar amount (or number of shares) to be redeemed and
                      your shareholder account number.

                      Proceeds will be credited to your brokerage account or a check will be sent to you, at your direction, at no charge to you. Wire requests will be subject to a fee of $20. For wire transfers, be sure that your financial adviser has your bank account information on file.

INTERNET OR TELEFUND  FIS clients may request a redemption of fund shares through Legg Mason's Internet site www.leggmasonfunds.com or through TeleFund at 1-877-6-LMFUNDS (1-877-656-3863).

MAIL                  Send a letter to your financial adviser or to Legg Mason
                      Funds Investor Services at P.O. Box 17023, Baltimore, MD
                      21297-0356 requesting redemption of your shares. The letter should be signed by all of the owners of the account. Redemption requests for shares valued at $10,000 or more or when the proceeds are to be paid to someone other than the accountholder(s) may require a signature guarantee. (See "Signature Guarantee" below.)

SECURITIES PURCHASES  Legg Mason has special redemption procedures for investors
AT LEGG MASON         who wish to purchase stocks, bonds or other securities at
                      Legg Mason. Once you've placed an order for securities and have not indicated any other payment method, fund shares
                      will be redeemed on the settlement date for the amount
                      due. Fund shares may also be redeemed to cover debit
                      balances in your brokerage account.

Legg Mason will follow reasonable procedures to ensure the validity of any telephone or Internet redemption requests, such as requesting identifying information from users or employing identification numbers. Legg Mason will not be responsible for any account losses due to fraudulent telephone or Internet orders that Legg Mason reasonably believes to be genuine.

Fund shares will be sold at the next net asset value calculated after your redemption request is received by your Legg Mason Financial Advisor, FIS or another authorized entity offering the fund.

Redemption orders will be processed promptly following receipt of an order in proper form. You will normally receive the proceeds within a week.

Payment of redemption proceeds of shares that were recently purchased by check or automatic investment arrangements or acquired through reinvestment of distributions paid on such shares by the fund may be delayed for up to ten days from the purchase date until the check or automatic investment has cleared.

Additional documentation may be required from corporations, executors, partnerships, administrators, trustees or custodians.

Redemptions made through entities other than Legg Mason may be subject to transaction fees or other conditions established by those entities. You should consult their program literature for further information.

Each fund has reserved the right under certain conditions to redeem its shares in-kind by distributing portfolio securities in payment for redemptions. Shareholders who receive a redemption in-kind may incur costs to dispose of the securities they receive.

[GRAPHIC]

ACCOUNT POLICIES

CALCULATION OF NET ASSET VALUE:

Net asset value per Primary Class share is determined daily as of the close of regular trading on the Exchange on every day the Exchange is open. The Exchange is normally closed on all national holidays and Good Friday. To calculate each fund's Primary Class share price, the fund's assets attributable to that class of shares are valued and totaled, liabilities attributable to that class of shares are subtracted, and the resulting net assets are divided by the number of shares outstanding for that class. Each fund's securities are valued on the basis of readily available market quotations or, lacking such quotations, at fair value as determined under policies approved by the Board of Trustees. A fund may use fair value pricing instead of market quotations to value one or more securities if the fund believes that, because of special circumstances, doing so would more accurately reflect the prices the fund expects to realize on the current sale of those securities.

Securities for which market quotations are readily available are valued at the last available bid price for a comparable position. Where such market quotations are not readily available, securities are valued based upon appraisals received from an independent pricing service.

SIGNATURE GUARANTEE:

When a signature guarantee is called for, the shareholder should have "Signature Guaranteed" stamped under his or her signature and guaranteed by any of the following entities: U.S. banks, foreign banks having a U.S. correspondent bank, credit unions, savings associations, U.S. registered securities dealers and brokers, municipal securities dealers and brokers, government securities dealers and brokers, national securities exchanges, registered securities associations, and clearing agencies (each an "Eligible Guarantor Institution"). Each fund and its agents reserve the right to reject any signature guarantee pursuant to written signature guarantee standards or procedures, which may be revised in the future to permit them to reject signature guarantees from Eligible Guarantor Institutions that do not, based on credit guidelines, satisfy such written standards or procedures. Any fund may change the signature guarantee requirements from time to time without prior notice to shareholders.

OTHER:

Fund shares may not be held in, or transferred to, an account with any firm that does not have an agreement with Legg Mason or one of its affiliates.

If your account falls below $500, a fund may ask you to increase your balance. If after 60 days your account is still below $500, the fund may close your account and send you the proceeds. A fund will not require you to redeem accounts that fall below $500 solely as a result of a reduction in the fund's net asset value.

The funds will not accept cash, money orders, traveler's checks or credit card convenience checks. Third-party checks will not be accepted unless they are from another financial institution made for the purpose of transfer or rollover. The funds will accept non-retirement checks from other fund families and investment companies as long as the registration name on your fund account is the same as that listed on the check.

Federal regulations require all financial institutions to obtain, verify and record information that identifies each person who opens an account. When you sign your account application, you may be asked to provide additional information in order for the funds to verify your identity in accordance with these regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations.

Each fund reserves the right to refuse any client or reject any purchase order for shares (including exchanges) for any reason. In particular, because the funds are not designed to serve as vehicles for frequent trading in response to short-term fluctuations in the securities markets, each fund reserves the right to restrict or reject purchases of shares (including exchanges) without prior notice when the fund detects a pattern of excessive trading. Although shareholder transactions are monitored for certain patterns of excessive trading activity, there can be no assurance that all such trading activity can be identified, prevented or terminated.

Each fund also reserves the right to:

-   suspend the offering of shares for a period of time;

-   change its minimum investment amounts; and

- delay sending out redemption proceeds for up to seven days if, in the judgment of the adviser, the fund could be adversely affected by immediate payment. A fund may delay redemptions beyond seven days, or suspend redemptions, only as permitted by the Securities and Exchange Commission ("SEC") or the Investment Company Act of 1940, as amended.

[GRAPHIC]

SERVICES FOR INVESTORS

For further information regarding any of the services below, please contact your Legg Mason Financial Advisor, FIS or other entity offering the funds for sale.

CONFIRMATIONS AND ACCOUNT STATEMENTS:

You will receive a confirmation from Legg Mason after each transaction involving Primary Class shares (except a reinvestment of dividends or capital gain distributions, an investment made through the Future First(R) Systematic Investment Plan or other automatic investment arrangement, and withdrawals made through the Systematic Withdrawal Plan). Legg Mason or the entity through which you invest will send you account statements monthly unless there has been no activity in the account. If there has been no monthly activity in your account, you will receive a quarterly statement.

SYSTEMATIC WITHDRAWAL PLAN:

If you are purchasing or already own shares of a fund with a net asset value of $5,000 or more, you may elect to make systematic withdrawals from the fund. The minimum amount for each withdrawal is $50. You should not purchase shares of the fund when you are a participant in the plan.

EXCHANGE PRIVILEGE:

Primary Class shares of the funds may be exchanged for Primary Class shares of any of the other Legg Mason funds, and for Consultant Class shares of The Royce Funds (except Royce TrustShares Fund), provided these funds are eligible for sale in your state of residence. You can request an exchange in writing or by telephone. FIS clients may also request an exchange through TELEFund or the Internet at www.leggmasonfunds.com. Be sure to read the current prospectus for any fund into which you are exchanging.

There is currently no fee for exchanges. An exchange of a fund's shares will be treated as a sale of the shares, and any gain on the transaction will be subject to tax.

Each fund reserves the right to terminate or modify the exchange privilege after 60 days' written notice to shareholders.

[GRAPHIC]

DISTRIBUTIONS AND TAXES

Each fund declares dividends from its net investment income, if any, daily and pays them monthly.

Dividends from the excess of net short-term capital gain over net long-term capital loss, and distributions of substantially all net capital gain (I.E., the excess of net long-term capital gain over net short-term capital loss) generally are declared and paid after the end of the taxable year in which the gain is realized. A second distribution may be necessary in some years to avoid imposition of a federal excise tax. There is no assurance that a fund will realize any capital gain in a given year.

Your dividends and other distributions will be automatically reinvested in additional Primary Class shares of the distributing fund unless you elect to receive dividends and/or other distributions in cash. To change your election, you must notify your Legg Mason Financial Advisor or FIS at least ten days before the next distribution is to be paid. If your account has a minimum balance of $10,000 you may request that your dividends and/or other distributions be invested in Primary Class shares of another eligible Legg Mason fund or Consultant Class shares of The Royce Funds (except Royce TrustShares
Fund), provided these funds are available for sale in your state.

If the postal or other delivery service is unable to deliver your distribution check, your distribution election will automatically be converted to having all dividends and other distributions reinvested in fund shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

A fund will be able to pay "exempt-interest" dividends if, at the close of each quarter of the fund's taxable year, at least 50% of the value of its total assets consists of certain obligations the interest on which is excludable from gross income for federal income tax purposes. Exempt-interest dividends are excludable from a shareholder's gross income for federal income tax purposes; however, the amount of those dividends must be reported on the recipient's federal income tax return.

Fund dividends (other than exempt-interest dividends) and other distributions are taxable to investors whether received in cash or reinvested in additional shares of a fund. Dividends from a fund's investment company taxable income (which includes taxable net investment income and the excess of net short-term capital gain over net long-term capital loss) are taxable as ordinary income. Distributions of a fund's net capital gain are taxable as long-term capital gain, regardless of how long you have held your fund shares. A tax statement will be sent to you after the end of each year detailing the tax status of your distributions.

Generally, distributions paid by Maryland Tax-Free to Maryland residents attributable to interest received or capital gains recognized by the fund on Maryland municipal obligations are exempt from Maryland state and local income taxes. Distributions attributable to interest received or capital gains recognized by the fund on certain U.S. Government obligations also are exempt from those taxes. Individual shareholders of Pennsylvania Tax-Free who are otherwise subject to the Pennsylvania personal income tax will generally not be subject to that tax on distributions by the fund that are attributable to interest on Pennsylvania municipal obligations and certain U.S. government obligations.

The redemption or exchange of fund shares may result in a taxable gain or loss, depending on whether the proceeds are more or less than the cost of your shares.

As required by law, each fund will withhold 28% of all taxable dividends, capital gain distributions and redemption proceeds otherwise payable to individuals and certain other non-corporate shareholders who do not provide the fund with a valid taxpayer identification number. Each fund is also required to withhold 28% of all taxable dividends and capital gain distributions payable to those shareholders who are otherwise subject to backup withholding.

Because each investor's tax situation is different, please consult your tax adviser about federal, state and local tax considerations.

[GRAPHIC]

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each fund's financial performance for the past five years. Certain information reflects financial results for a single fund share. Total return represents the rate that an investor would have earned (or lost) on an investment in a fund, assuming reinvestment of all dividends and other distributions. This information has been audited by the funds' Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP, whose report, along with the funds' financial statements, is incorporated by reference into the Statement of Additional Information (see back cover) and is included in the annual report for these funds. The funds' annual report is available upon request by calling toll-free 1-800-822-5544.

                                  INVESTMENT OPERATIONS                        DISTRIBUTIONS
                       -----------------------------------------  --------------------------------------
                                                                                                            NET
            NET ASSET                  NET REALIZED                               NET                      ASSET
  YEARS       VALUE,      NET         AND UNREALIZED  TOTAL FROM     NET       REALIZED                    VALUE,
  ENDED     BEGINNING  INVESTMENT     GAIN/(LOSS) ON  INVESTMENT  INVESTMENT    GAIN ON        TOTAL       END OF
 MAR. 31,    OF YEAR     INCOME         INVESTMENTS   OPERATIONS    INCOME    INVESTMENTS  DISTRIBUTIONS    YEAR
------------------------------------------------------------------------------------------------------------------
MARYLAND TAX-FREE INCOME TRUST - PRIMARY CLASS
  2004      $ 16.63     $ .68(a)         $   .15        $  .83     $ (.69)      $    --       $  (.69)    $ 16.77
  2003        15.89       .70(a)             .74          1.44       (.70)           --          (.70)      16.63
  2002        16.15       .75(a)            (.28)          .47       (.73)           --          (.73)      15.89
  2001        15.42       .77(a)             .73          1.50       (.77)           --          (.77)      16.15
  2000        16.39       .77(a)            (.91)         (.14)      (.77)         (.06)         (.83)      15.42

PENNSYLVANIA TAX-FREE INCOME TRUST - PRIMARY CLASS
  2004      $ 16.79     $ .56(e)         $   .28        $  .84     $  (.57)     $  (.11)      $  (.68)    $ 16.95
  2003        15.98       .65(e)             .81          1.46        (.65)          --          (.65)      16.79
  2002        16.29       .74(e)            (.31)          .43        (.74)          --          (.74)      15.98
  2001        15.57       .80(e)             .72          1.52        (.80)          --          (.80)      16.29
  2000        16.53       .79(e)            (.94)         (.15)       (.79)        (.02)         (.81)      15.57

TAX-FREE INTERMEDIATE-TERM INCOME TRUST - PRIMARY CLASS
  2004      $ 16.13     $ .49(f)         $   .14        $  .63     $  (.49)     $    --       $  (.49)    $ 16.27
  2003        15.47       .56(f)             .66          1.22        (.56)          --          (.56)      16.13
  2002        15.66       .65(f)            (.18)          .47        (.66)          --          (.66)      15.47
  2001        15.09       .68(f)             .57          1.25        (.68)          --          (.68)      15.66
  2000        15.68       .67(f)            (.59)          .08        (.67)          --          (.67)      15.09

                                         RATIOS/SUPPLEMENTAL DATA
             --------------------------------------------------------------------------------------------------
                                TOTAL               NET          NET INVESTMENT                 NET ASSETS,
  YEARS                        EXPENSES          EXPENSES           INCOME         PORTFOLIO     END OF
  ENDED          TOTAL        TO AVERAGE         TO AVERAGE       TO AVERAGE       TURNOVER       YEAR
 MAR. 31,       RETURN        NET ASSETS         NET ASSETS       NET ASSETS         RATE     (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------
MARYLAND TAX-FREE INCOME TRUST - PRIMARY CLASS
  2004          5.06%(b)      .70%(a)(c)        .70%(a)(d)         4.05%(a)           7.5%     $  169,741
  2003          9.20%(b)      .70%(a)(c)        .70%(a)(d)         4.27%(a)          18.4%        167,624
  2002          2.96%(b)      .70%(a)(c)        .70%(a)(d)         4.53%(a)          16.4%        157,269
  2001         10.01%(b)      .70%(a)(c)        .70%(a)(d)         4.93%(a)           9.3%        153,229
  2000          (.79)%(b)     .70%(a)(c)        .70%(a)(d)         4.94%(a)          23.0%        141,953

PENNSYLVANIA TAX-FREE INCOME TRUST - PRIMARY CLASS
  2004          5.08%(b)      .70%(e)(c)        .70%(e)(d)         3.32%(e)          18.3%     $   80,057
  2003          9.27%(b)      .70%(e)(c)        .70%(e)(d)         3.92%(e)          21.3%         77,665
  2002          2.64%(b)      .70%(e)(c)        .70%(e)(d)         4.47%(e)          36.8%         71,478
  2001         10.06%(b)      .64%(e)(c)        .64%(e)(d)         5.08%(e)          15.5%         70,059
  2000          (.84)%(b)     .66%(e)(c)        .66%(e)(d)         5.03%(e)          28.6%         69,195

TAX-FREE INTERMEDIATE-TERM INCOME TRUST - PRIMARY CLASS
  2004          3.95%(g)      .70%(f)(c)        .70%(f)(d)         3.01%(f)          18.5%     $   77,154
  2003          8.01%(g)      .70%(f)(c)        .70%(f)(d)         3.52%(f)          17.3%         74,288
  2002          3.00%(g)      .70%(f)(c)        .70%(f)(d)         4.16%(f)          17.8%         59,266
  2001          8.51%(g)      .70%(f)(c)        .70%(f)(d)         4.48%(f)          10.1%         50,710
  2000           .58%(g)      .70%(f)(c)        .70%(f)(d)         4.40%(f)          35.6%         55,641

(a) Net of fees waived by LMFA in excess of voluntary expense limitations of 0.70% through August 1, 2004. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2004, 0.95%; 2003, 0.94%; 2002,
    0.93%; 2001, 0.93%; 2000, 0.96%.
(b) Excluding sales charge. Sales charges have been waived since November 3, 1997.
(c) This ratio reflects total expenses before compensating balance credits, but net of the voluntary expense waivers.
(d) This ratio reflects expenses net of compensating balance credits and voluntary expense waivers.
(e) Net of fees waived by LMFA in excess of voluntary expense limitations of 0.70% through August 1, 2004. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2004, 1.01%; 2003, 0.98%; 2002,
    1.02%; 2001, 1.03%; 2000, 1.02%.
(f) Net of fees waived by LMFA in excess of voluntary expense limitations of 0.70% through August 1, 2004. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets would have been as follows: for the years ended March 31, 2004, 1.05%; 2003, 1.08%; 2002,
    1.10%; 2001, 1.08%; 2000, 1.02%. (g) Excluding sales charge. Sales charges have been waived since August 1, 1995.

LEGG MASON TAX-FREE INCOME FUND

The following additional information about the funds is available upon request and without charge:

STATEMENT OF ADDITIONAL INFORMATION (SAI) - The SAI is filed with the SEC and is hereby incorporated by reference into (is considered part of) this Prospectus. The SAI provides further information and additional details about each fund and its policies.

ANNUAL AND SEMI-ANNUAL REPORTS - Additional information about each fund's investments is available in the funds' annual and semi-annual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal year.

     TO REQUEST THE SAI OR ANY REPORTS TO SHAREHOLDERS, OR TO OBTAIN MORE
     INFORMATION:

     -   Call toll-free 1-800-822-5544
     -   Visit us on the Internet via www.leggmasonfunds.com
     -   Write to us at: Legg Mason Wood Walker, Incorporated
                         100 Light Street, P.O. Box 17023
                         Baltimore, MD 21297-0356

Information about the funds, including the SAI, can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov. Investors may also obtain this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.

LMF-038                                                SEC File Number: 811-6223